UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 25, 2021

FHT Future Technology Ltd.
(Exact name of registrant as specified in its charter)

Nevada	333-230956	35-2649453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

A1#303, Hang Kong Gudi Plaza, Huli District, Xiamen City, Fujian Province, China	89108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +86-18350283270

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

(1)	Previous Independent Registered Public Accounting Firm

(i)	On August 24, 2021, FHT Future Technology Ltd. (the “Company”) dismissed its independent registered public accounting firm, MaloneBailey, LLP.

(ii)	The decision to change the independent registered public accounting firm was recommended and approved by the sole director of the Company.

(iii)

During the period from February 9, 2021, the date of our engagement of MaloneBailey, LLP, and through August 24, 2021, the date of dismissal, (a) there were no disagreements with MaloneBailey, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)

On August 24, 2021, the Company provided MaloneBailey, LLP with a copy of this Current Report and has requested that it furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)	New Independent Registered Public Accounting Firm

On August 24, 2021, the sole director of the Company ratified the appointment of TAAD, LLP as its new independent registered public accounting firm to audit and review the Company’s financial statements. During the two most recent fiscal years ended March 31, 2021 and 2020 and any subsequent interim periods through the date hereof prior to the engagement of TAAD, LLP, neither the Company, nor someone on its behalf, has consulted TAAD, LLP regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Exhibits.

Exhibit No.	Description

16.1	Letter from MaloneBailey LLP, dated August 24, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FHT Future Technology Ltd.

Date: August 25, 2021	By:	/s/ Wenjin Li
Wenjin Li
Chief Executive Officer and Director

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